July 2013

July Corporate Presentation

LAREDO PETROLEUM

NYSE: LPI
www.laredopetro.com

Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from our identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, 10-Q for quarter ended March 31, 2013 and other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or "EUR", refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and unbooked resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company's interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and unbooked resource potential may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

As previously disclosed, the Company has signed an agreement to dispose of certain oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. However, this transaction is not expected to close, if at all, until August 1, 2013. If sold, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties will be eliminated from the ongoing operations of the Company. Because there can be no assurance that the sale of any of these assets will close, the information in this presentation has been prepared on the basis that such assets are and will, except as otherwise noted, continue to be owned by the Company.

Company Overview

NYSE: LPI

Market Cap: ~$2.7 Billion

Total Enterprise Value: ~$4.0 Billion


LAREDO
PETROLEUM, INC.

Total Company

- **Pure-play Permian oil following divestiture**
- **Low-risk drilling inventory >10 years**
- **Proved reserves: 188.6 MMBOE [1]**
- **Average daily production: ~34.7 MBOE/D during Q1-2013[1]**
- **Sound financial structure**
  - **Rapidly growing cash flow from operations**
  - **Operational and financial flexibility maintains capital options**

[1] Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/12, at SEC pricing. On May 21, 2013 the Company announced that it is divesting its Anadarko Basin assets that include 28.6 MMBOE of liquids-rich natural gas reserves at 12/31/12 and approximately 9.6 MBOE/D of production in 1Q-2013.

Concentrated Asset Portfolio Focused in Permian Basin


Tulsa
Headquarters
Northern Shelf
Central Basin Platform
Midland
Basin
Delaware
Basin


Permian -
China Grove
Permian -
Garden City

Permian Basin – ~200,600 net acres[1]

- ~85% of total company reserves
- ~72% of Q1-2013 total production
- ~92% working interest - average

[1] Acreage totals as of 3/31/12.

Consistent Growth in Reserves and Production

Permian oil is driving repeatable growth



Reserves
MMBOE
200
180
160
140
120
100
80
60
40
20
-
~44% CAGR
44.2
92%
8%
52.5
89%
11%
136.6
67%
33%
156.5
64%
36%
188.6
48%
52%
2008
2009
2010
2011
2012
Production
MBOE/D
35
30
25
20
15
10
5
0
~53% CAGR
4.2
3.7
0.5
9.8
8.4
1.4
14.3
9.8
4.5
23.7
14.5
9.2
30.9
17.3
13.6
34.5-35.9
19.0
16.2
2008
2009
2010
2011
2012
2013 E
Oil
Gas

Successful transition to higher value oil reserves

2013

- 25% growth in oil production
- Targeting 15% total production growth

(Includes Anadarko Basin properties)

Reserves reported on a two-stream basis with gas price adjusted to reflect NGL benefit; per Ryder Scott evaluation at 12/31/12, at SEC pricing.
Production data includes production from Broad Oak Energy, Inc. on a combined basis and presented on a two-stream basis.
CAGR in MBOE/D production from 2008 through midpoint of projected 2013.

Permian Basin: Core Area in Garden City



Howard
Martin
Mitchell
Sterling
Coke
Midland
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~142,600 net acres[1] in Glasscock, Reagan, Howard and Sterling counties
  - ~ 92% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- Identified resource potential of >1.6 billion BOE net; >8x existing booked reserves

Laredo	EOG
Pioneer	Exco
Devon	COP
Approach	El Paso
Apache	Range
Petrohawk / BHP	Energen

[1] Acreage totals as of 3/31/13.
Acreage illustrated in map above represents publicly released leasehold positions.

Permian-Garden City: Vertical Wolfberry


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Entire 142,600 net acreage[1] block effectively de-risked for vertical development

- **Provides a technical and economic foundation for horizontal drilling programs**
- **>775 gross vertical wells to date**
  - **>275 gross vertical deep[2] wells to date**
  - **Includes completions in multiple horizons/zones as appropriate**
- **Large inventory of repeatable, vertical economic development locations**
- **Industry drilling as tight as 20-acre spacing**


Howard
Martin
Mitchell
Midland
Sterling
Glasscock
Tom Green
Upton
Reagan
Irion
LPI acreage
LPI deep vertical
85+ miles
20+ miles

[1] Acreage totals as of 3/31/13.
[2] Deep vertical wells are drilled through the Atoka.

Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
85+ miles
20+ miles

Commercial horizontal development has been proven for all four zones from 68 wells

Horizontal Zone	Total # of Completions[1]	Average 30-Day IP/Stage[2]
		BOE/D/Stage 2-Stream
Upper Wolfcamp	27	29
Middle Wolfcamp	3	31
Lower Wolfcamp	2	31
Cline	36	27

- Per stage well results add confidence to projected type curves
- Initial Middle and Lower Wolfcamp exceeding type curves

LAREDO PETROLEUM

[1] Well completions as of 3/31/13.
[2] Based on 2012 and 2013 completions with at least 30 days of production history as of 5/7/13.

Permian-Garden City: Four Proven Horizontal Zones

Laredo's top 10 horizontal wells in portfolio[1] continue to improve

Well Rank/Zone		Well Name	30-Day Avg Initial Production BOE/D	% Oil	Completion Date
			Two-Stream [2]		
1		LANE TRUST-C/E-421HU	1,183	76%	Nov-12
2		SUGG-A-143-2HU	1,160	78%	Mar-13
3		SUGG-C-27-1HM	982	77%	Nov-12
4		SUGG-D-106-2HL	969	66%	Jan-13
5		SUGG-A-183-1HM	910	80%	Aug-12
6		SUGG-A-157-1H	909	73%	Feb-12
7		SUGG-E/A197-1HU	865	71%	Feb-13
8		SUGG-A-143-1HU	846	76%	Oct-12
9		SUGG-A/A208-1HU	843	66%	Jan-13
10		BEARKAT-150-5H	835	74%	Jan-13



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
85+ miles
20+ miles
1
2
3
4
5
6
7
8
9
10
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

[1] Includes wells completed through March 2013.
[2] Wells reported on a three-stream basis would increase reported volumes by 15% - 20% for wells shown.

Permian-Garden City: Significant De-Risked Acreage in Four Zones



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
85+ miles
20+ miles
LPI Acreage
De-risked for horizontal development
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

Confirmed the equivalent of 360,000 net acres for horizontal development to date

Remaining acreage still prospective for all four horizontal zones

- On-going efforts to de-risk entire acreage position in all four zones
- Confirmed vertical development on entire acreage position

De-risked acreage to date[1] for horizontal development

- *~80,000 – Hz Upper Wolfcamp*
- *~80,000 – Hz Middle Wolfcamp*
- *~73,000 – Hz Lower Wolfcamp*
- *~127,000 – Hz Cline*
- Initial stacked lateral pilot program - 2013
- Initial side-by-side pilot program - 2013

[1] De-risked acreage totals as of 3/31/13.

Identified Resource Potential – De-risked Acreage



1800
1600
1400
1200
1000
800
600
400
200
0
MMBOE
189
1,415 +
1,600 +
Estimated Total Proved Reserves 12/31/12
Estimated Additional De-risked Resource Potential
Estimated Identified De-risked Resource Potential

Additional De-Risked Resource Potential[1]

- 142,600 acres – Vt Wolfberry
- 80,000 acres – Hz Upper Wolfcamp
- 80,000 acres – Hz Middle Wolfcamp
- 73,000 acres – Hz Lower Wolfcamp
- 127,000 acres – Hz Cline

Absent the 5-year SEC PUD rule, a large percentage of the additional de-risked resource potential could be booked as additional proved and probable (2P) reserves

Identified Resource Potential[1]

- De-risked Resource Potential of greater than 1,600 MMBOE
- Additional upside to resource potential for continued delineation of:
  - Hz Upper Wolfcamp
  - Hz Middle Wolfcamp
  - Hz Lower Wolfcamp
  - Hz Cline

[1] *De-risked acreage and resource potential totals as of 3/31/13.*

Permian-Garden City: Side-by-Side Program



LPI Acreage



1 mile
3 miles
Test Wells Drilled
Potential Future Wells

- Clearfork
- Upper Sprayberry
- Lower Sprayberry
- Dean
- Upper Wolfcamp
- Middle Wolfcamp
- Lower Wolfcamp
- Canyon
- Penn Shale
- Cline
- Strawn
- Atoka Barnett Woodford
- Fusselman

Multiple Goals

- Optimize spacing and minimize interference
  - Lateral lengths: ~7,000 – 7,500 feet
  - Spacing: 660 feet
- Frac design and monitoring
- Frac optimization
- Reduce completed well and facility costs

Representative development scheme for just one zone. Potential for multiple layers from each of the four target horizontal zones.

Permian-Garden City: Stacked Lateral Program


LPI Acreage


Clearfork
Upper Spraybery
Lower Spraybery
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

Objectives

- Evaluate multi-well stacked laterals
- Optimize vertical distance between laterals and communication
- Optimize frac design and monitoring
- Test pad layout and scheduling of operations on multi-well pads

Permian-Garden City: Wolfcamp Estimated Type Curves

All graphs presented in two-stream BOE per day



1000
Upper Wolfcamp
21 wells presented
100
758 MBOE
10
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1
12
24
36
48
60
Months



Lower Wolfcamp
1000
2 wells presented
100
668 MBOE
10
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1
12
24
36
48
60
Months



Middle Wolfcamp
1000
2 wells presented
100
650 MBOE
10
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1
12
24
36
48
60
Months

Well Economics	Upper	Middle	Lower
D+C Cost[1] - $MM	$7.8	$7.8	$8.5
EUR - MBOE	715 – 800	600 - 700	605 – 730
30-Day IP - BOE/D	675 - 754	569 - 659	574 - 690
% Oil - (IP – Life)	77% - 69%	77% - 69%	77% - 69%
ROR[2]	43% - 53%	30% - 40%	26% - 38%

B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

[1] Costs are based on actual recent performance
[2] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content and assumes 25% royalty rates

Permian-Garden City: Cline Estimated Type Curves

All graphs presented in two-stream BOE per day



Cline Per Stage
35 wells presented
100
10
1
BOE/D/Stage
LPI Type Curve: 15-stage short & per stage
Normalized production data
1
12
24
36
48
60
Months



Cline Long Laterals
26 Stages
620 MBOE
1000
100
10
BOE/D
LPI Type Curve: implied 7,500-ft. 26 stages
1
12
24
36
48
60
Months



Cline Short Laterals
8 wells presented
15 Stages
434 MBOE
1000
100
10
BOE/D
LPI Type Curve: 15-stage short & per stage
Normalized production data
1
12
24
36
48
60
Months

Well Economics	Cline Long Laterals
D+C Cost[1] - $MM	$9.0
EUR - MBOE	550 – 690
30-Day IP - BOE/D	663 - 828
% Oil - (IP – Life)	73% - 60%
ROR[2]	18% - 30%

B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

[1] Costs are based on actual recent performance
[2] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content and assumes 25% royalty rates

Pad Drilling: Gaining Efficiencies, Increasing ROR

	D+C Cost ($ Millions)	ROR%	EUR (MBOE)
Upper Wolfcamp	$7.8	43% - 53%	715 – 800
Middle Wolfcamp	$7.8	30% - 40%	600 – 700
Lower Wolfcamp	$8.5	26% - 38%	605 – 730
Cline	$9.0	18% - 30%	550 - 690
Total	**$33.1**	**32%**	**~2,690**


ROR Per Pad
Estimated Potential Effect of Cost Reductions as Result of Pad Drilling
ROR %
50
45
40
35
30
25
20
0%
5%
10%
15%
20%
Cost Reduction

Permian Focused 2013 Capital Program

Initial 2013 Capital Program


~88%
Permian

$725 MM

Effective April 1, 2013, Company divested Granite Wash and Other properties. Capital for remainder of 2013 has been reallocated to the Permian [1]

Post-Divestment 2013 Capital Program


~95%
Permian

$725 MM

Permian | Granite Wash | Other

Permian Activity
- 4 Hz rigs
- ~77% to Permian drilling
- ~15% Multi-well pad drilling

Permian Activity
- 6 Hz rigs (2 rigs added in 2H)
- ~85% to Permian drilling
- ~70% Multi-well pad drilling for remainder of year

[1] *Divestiture scheduled to close August 2013.*

Strong Liquidity & Financial Profile

Liquidity

Liquidity	5/31/13
Cash and marketable securities	$ 45 MM
Current Borrowing Base[2]	1,000
Borrowings	(375)
Total Liquidity	**$670 MM**

Credit Ratings

	Corporate	Notes
Moody's	B1	B3
S&P	B+	B-

Financial Debt Ratios[1]

Financial Debt Ratios[1]	3/31/13
Debt / Adj. EBITDA-LTM	2.9x
EBITDA / Interest	4.7x
Debt / Daily Production ($/BOE/D)	$38,037
Debt / Operating Cash Flow	3.8x
Debt / Proved Reserves ($/BOE)	$7.00

Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$1,000
$625
Undrawn
$375
Drawn
$552
9.5%
$500
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver
Revolver Drawn3
Senior Notes

[1] Debt ratios reflect Debt less cash and cash equivalents, as there was $31.0 million in cash on the balance sheet at 3/31/13
[2] Borrowing Base redetermined to $1.0 Billion as of May 29, 2013
[3] As of May 29, 2013

Permian Oil Take-away Capacity



EXICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express I
Permian Express II
BridgeTex
Longhorn
Cactus
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

Existing Refinery
Existing Pipelines
New Pipelines and Additions

	Capacity MBOPD	Planned Completion Date
Existing Take-away		
Total Refineries	410	
Total Oil Pipelines	880	
Total Existing Capacity	1,290	
Expansion Capacity		
Longhorn Reversal (Phase I)[1]	75	1Q-13
Permian Express I	90	2Q-13
Longhorn Reversal (Phase II)	150	2Q-13
Permian Express I (expansion)	60	4Q-13
BridgeTex Crude Oil Pipeline	278	Mid 2014
Permian Express II	200	1Q-15
Cactus Pipeline	200	1Q-15
Total Expansion Capacity	1,053	
Total Future Capacity		
Total Take-away Capacity by 1Q-15	2,343	

LAREDO PETROLEUM

[1] As of May 1, 2013 Laredo has begun selling crude oil on Longhorn. Initial 10,000 BOPD commitment will be reached in 2H 2013 when Longhorn reaches full capacity

Permian NGL and Gas Take-away Capacity


EXICO
TEXAS
Texas Express
Sand Hills
Lone Star
Mont Belvieu

Existing Pipelines

New Pipelines and Additions

NGL Existing Take-away[1]	Capacity MBPD
NGL Pipelines	600
Permian Fractionation	135
Total Existing Capacity	**735**

Expansion Capacity	Planned Completion	Capacity MBPD
Lone Star[2]	1Q-13	100
Texas Express[3]	2Q-13	50
Sand Hills[2]	3Q-13	100
Total Expansion Capacity		**250**
Total NGL Take-away Capacity by 3Q-2013		**985**

Residue Gas	Capacity BCF/D
Total Existing Capacity	**9.0**
Estimated 2013 Production	**5.0**
Total Current Excess Gas Capacity	**4.0**

LAREDO PETROLEUM

[1] Bentek / Turner Mason.
[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale
[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD

LPI Addressing Take-away Capacity Issues

Laredo Permian Oil Take-away Capacity

- 10,000 BOPD committed to Longhorn, increasing annually to > 23,000 BOPD over 5 years
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- 10,000 BOPD committed to BridgeTex (Mid 2014)
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from Gulf Coast pricing premium to WTI
- LPI reviewing additional take-away capacity options, including: additional pipeline commitments, additional basis hedges, rail export to Gulf and East/West Coast and alternative pricing points

Hedge Position – 6/30/13	2013	2014	2015	2016	Total
BASIS SWAPS	Remainder of year				
Oil basis swaps					
Total volume hedged (Bbls)	1,472,000	2,252,000	-	-	3,724,000
Weighted average price ($/Bbl)	$1.40	$1.04	$0.00	$0.00	$1.18
Natural Gas basis swaps					
Total volume hedged (MMBtu)	600,000	-	-	-	600,000
Weighted average price ($/MMBtu)	$0.33	$0.00	$0.00	$0.00	$0.33

Summary of Granite Wash Divestiture

Laredo entered into a Purchase and Sales Agreement ("PSA") with certain EnerVest affiliates covering virtually all of the Company's assets in the Anadarko Basin, including associated gas gathering assets

Key PSA terms

- **$438 million purchase price payable at closing**
- **Effective Date – April 1, 2013**
- **Closing Date – currently scheduled for August 1, 2013**

Summary of properties being divested

- **1Q13 Production – 4.9 billion cubic feet ("Bcf") of liquids-rich natural gas and 49.6 thousand barrels of crude oil and condensate**
- **12/31/12 Proved Reserves – approximately 162 Bcf of natural gas and 1.5 million barrels of crude oil and condensate (~15% of Total Proved Reserve volumes)**
- **1Q13 Annualized Adj EBITDA of ~$85 million**

Guidance

	2Q-2013	FY 2013
Production (MMBOE):	2.9 – 3.2	12.6 – 13.1
Price Realizations (pre-hedge, two-stream basis, % of NYMEX):		
Crude oil	90% - 95%	90% - 95%
Natural gas, including natural gas liquids	130% - 140%	130% - 140%
Operating Costs & Expenses		
Lease operating expenses ($/BOE)	$6.75 - $7.25	$6.50 - $7.00
Production taxes (% of oil and natural gas revenues)	7.50%	7.50%
General and administrative expenses ($/BOE)	$6.00 - $6.50	$6.25 - $6.75
Depreciation, depletion and amortization ($/BOE)	$20.75 - $21.25	$20.75 - $21.25

Appendix

LAREDO PETROLEUM

2012 Year-End Reserves[1]

By Product


52%
48%
Oil
Natural Gas

By Category


57%
43%
PUD Reserves
PD Reserves

~189 MMBOE @ 12/31/12

By Location


4%
11%
85%
Permian
Granite Wash
Other

[1] *Reserve volumes presented on a two-stream basis. Volume uplift of approximately 20% if reported as three-stream.*

Permian-Garden City Shale Characteristics

Laredo's acreage contains up to 1,825 feet of pay from four defined stacked shale zones with proven horizontal development potential

	Wolfcamp				
	Upper	Middle	Lower	Cline Shale	Combined
Basin	Midland	Midland	Midland	Midland	Midland
Age	Permian	Permian	Permian	Penns.	Permian & Penns.
Depth (ft)	7,000 - 7,500	7,300 - 7,900	7,900 - 8,500	9,000 - 9,500	7,000 - 9,500
Average thickness (ft)	300 - 400	400 - 500	475 - 575	200 - 350	1,375 - 1,825
TOC (%)	2.0 - 9.0	2.0 - 5.0	2.0 - 5.0	2.0 - 7.5	2.0 - 9.0
Thermal maturity (% RSO)	0.7 - 0.8	0.8 - 0.9	0.8 - 0.9	0.85 - 1.1	0.7 - 1.1
Total porosity (%)	5.0 - 7.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0
Pressure gradient (psi/ft)	0.45 - 0.50	0.45 - 0.50	0.45 - 0.50	0.55 - 0.65	0.45 – 0.65
OOIP (MMBOE/Section)	30 - 60	25 - 50	20 - 40	20 - 45	95 - 195



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Wolfcamp & Cline shales properties from proprietary LPI core analysis; analog play properties from various industry sources

Permian-Garden City: Regional Wolfcamp Cross Section



Martin
Midland
Glasscock
Sterling
Reagan
Upton
Irion
85+ miles
20+ miles
LPI acreage
Cross section line

Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position



GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

Permian Basin-Garden City: Regional Cline Cross Section



Martin
Mitchell
Midland
Sterling
Glasscock
Tom Green
Reagan
Upton
85+ miles
20+ miles
LPI acreage
Cross section line

Cline shale across LPI's acreage position



GLASSCOCK Co.
REAGAN Co.
N
S
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

Permian: Vertical Wolfberry



Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 275+ deep vertical Wolfberry wells shown
- Working to drive down costs



Presented in two-stream BOE per day
1000
100
10
1
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve
Normalized production data

Well Economics

D+C Cost[1]	$2.2 MM
EUR	135 - 155 MBOE
30-Day IP	140 BOE/D
% Oil	65% - 49% (IP – Life)
ROR[2]	16% - 22%

[1] Costs are based on actual recent performance

[2] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content and assumes 25% royalty rates

Permian-China Grove: Prospective for Cline Shale



Borden
Scurry
Treadaway
Hz Cline test
Howard
Mitchell
Permian-
China Grove
Glasscock
Coke
Sterling
Tom Green
Permian-
Garden City
Reagan
Irion
125+ miles
45+ miles

Leveraging Permian knowledge and database with China Grove acreage; potential for Cline Shale

- Approximately 58,020 net acres[1]
- Whole and side-wall cores confirm similar reservoir properties to Garden City Cline
- Drilling activities
  - Two vertical wells completed
  - Completed first Hz Cline test
- Have signed midstream agreement to provide the natural gas infrastructure

[1] *Acreage totals as of 3/31/13.*

Anadarko Granite Wash: Multiple Porosity Trends

Stacked, liquids-rich porosity trends extend across Laredo's acreage



Texas ⟷ Oklahoma
Hemphill
Roger Mills
Distal Wash
Proximal Wash
Amarillo-Wichita Uplift

Drilled and completed >25 horizontal Granite Wash wells in the play

Well Economics

D+C Cost	$8.0-$9.5 MM
EUR	735 MBOE
30-Day IP	1,690 BOE/D
% Oil	6% - 8% (IP – Life)
ROR[1]	14% - 25%
Royalty Rates	20-25%



West
East
Laredo Petroleum Horizontal Granite Wash Well
Laredo leasehold
For illustration purposes only - not to scale

Detailed geological mapping and engineering have resulted in high ROR, high-rate completions

[1] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

Two-Stream vs. Three-Stream

Laredo reports on a two-stream basis to match its ownership in production

Two-Stream



Oil
45%
Gas
55%

Q1-2013 Production

~20% Increase

Three-Stream



NGL
25%
Gas
37%
Oil
38%



Gas
30%
Oil
70%

Q1-2013 Revenue

No revenue impact

Pricing Impact	Gas
Q4 -2012 Avg. LPI realizations	$4.58
Q1-2013 Avg. NYMEX Henry Hub	$3.48
Benefit to LPI	+32%



NGL
17%
Gas
13%
Oil
70%

Oil Hedging: Protect and Stabilize Cash Flows

Oil Positions As of June 30, 2013

Current Hedge Position	2013	2014	2015	2016	Total
OIL[1]	Remainder of year				
Puts:					
Hedged Volume (Bbls)	540,000	540,000	456,000	-	1,536,000
Average price ($/Bbl)	$65.00	$75.00	$75.00	$0.00	$71.48
Swaps:					
Hedged Volume (Bbls)	1,128,000	1,277,500	-	-	2,405,500
Average price ($/Bbl)	$97.63	$93.66	$0.00	$0.00	$95.52
Collars:					
Hedged Volume (Bbls)	384,000	726,000	1,529,500	1,281,000	3,920,500
Average floor price ($/Bbl)	$79.38	$75.45	$79.18	$80.00	$78.78
Average ceiling price ($/Bbl)	$121.67	$129.09	$104.51	$93.00	$106.98
Total Volume with a floor (Bbls)	**2,052,000**	**2,543,500**	**1,985,500**	**1,281,000**	**7,862,000**
Weighted average floor price ($/Bbl)	**$84.62**	**$83.58**	**$78.22**	**$80.00**	**$81.91**

LAREDO PETROLEUM

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.

Gas Hedging: Protect and Stabilize Cash Flows

Natural Gas Positions As of June 30, 2013

Current Hedge Position	2013	2014	2015	2016	Total
NATURAL GAS[1]	Remainder of year				
Puts:					
Hedged Volume (MMBtu)	3,300,000	-	-	-	3,300,000
Average price ($/MMBtu)	$4.00	$0.00	$0.00	$0.00	$4.00
Swaps:					
Hedged Volume (MMBtu)	2,870,400	3,978,500	-	-	6,848,900
Average price ($/MMBtu)	$4.31	$4.36	$0.00	$0.00	$4.34
Collars:					
Hedged Volume (MMBtu)	9,820,000	18,120,000	15,480,000	-	43,420,000
Average floor price ($/MMBtu)	$3.35	$3.38	$3.00	$0.00	$3.24
Average ceiling price ($/MMBtu)	$5.47	$6.09	$6.00	$0.00	$5.92
Total Volume with a floor	**15,990,400**	**22,098,500**	**15,480,000**	**-**	**53,568,900**
Weighted average floor price[2]	**$4.43**	**$4.33**	**$3.65**	**$0.00**	**$4.17**

LAREDO PETROLEUM

[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.

[2] $/Mcf is converted based upon Company average BTU content of 1.2175; prices include basis swaps

Historical Financial & Operating Data

$ millions, except per unit data

	2010	2011	2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Key data:							
Realized oil price ($/Bbl)[1]	$77.26	$88.62	$86.69	$85.45	$86.58	$81.00	$83.03
Realized natural gas price ($/Mcf)[1]	$6.32	$6.67	$5.02	$4.85	$4.82	$4.68	$4.83
Average daily production (Boe/D)	**14,278**	**23,709**	**30,874**	**31,385**	**30,835**	**33,261**	**34,722**
Adjusted EBITDA[2]	**$194.5**	**$388.4**	**$452.6**	**$113.9**	**$110.8**	**$113.9**	**$117.0**
Capital expenditures	($460.6)	($706.8)	($940.8)	($233.7)	($251.0)	**($203.9)**	**($198.4)**
Per unit metrics ($/Boe):							
Lease operating expenses	$4.16	$5.00	$5.96	$5.48	$5.84	**$6.57**	**$7.18**
Production & ad valorem taxes	$3.01	$3.70	$3.33	$2.56	$4.26	**$3.04**	**$3.66**
Depreciation, depletion and amortization	$18.69	$20.38	$21.56	$21.25	$22.53	**$22.06**	**$20.64**
General & administrative	$5.93	$5.90	$5.50	$5.05	$5.01	**$5.21**	**$5.25**

LAREDO PETROLEUM

[1] Prices include realized hedge revenue
[2] See following slide for a reconciliation of Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ thousands, unaudited)

	2010	2011	2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Net income (loss)	86,248	105,554	61,654	30,975	(7,384)	11,828	1,409
Plus:							
Interest expense	18,482	50,580	85,572	21,674	24,423	24,791	25,349
Depreciation, depletion & amortization	97,411	176,366	243,649	60,697	63,925	67,504	65,130
Impairment of long-lived assets	–	243	0	–	–	–	–
Write-off of deferred loan costs	–	6,195	0	–	–	–	–
Loss on disposal of assets	30	40	52	8	1	43	–
Unrealized losses (gains) on derivative financial instruments	11,648	(20,890)	16,522	(20,263)	31,150	2,301	20,536
Realized losses (gains) on interest rate derivatives	5,238	4,873	2,115	835	84	93	101
Non-cash equity-based compensation	1,257	6,111	10,056	2,588	2,767	2,454	3,217
Income tax expense (benefit)	(25,812)	59,374	32,949	17,424	(4,154)	4,922	1,263
Adjusted EBITDA	**$194,502**	**$388,446**	**$452,569**	**$113,938**	**$110,812**	**$113,936**	**$117,005**

NYSE: LPI

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